UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): August 10, 2005
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	001-13927 (Commission File Number)	86-0765798 (I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona (Address of principal executive offices)	85012 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 10, 2005, CSK Auto, Inc. (“Auto”), a wholly-owned subsidiary of CSK Auto Corporation (“Parent”), issued an additional $15 million of 3 3/8% Senior Exchangeable Notes due 2025 (the “Additional Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Auto previously issued $110 million aggregate principal amount of the 3 3/8% Senior Exchangeable Notes due 2025 on July 29, 2005 (the “Initial Notes,” and together with the “Additional Notes,” the “Notes”). The Additional Notes were issued upon the exercise by the initial purchasers of the over-allotment option granted by Auto to purchase an additional $15 million principal amount of the Notes. The issuance of the Additional Notes brings the total aggregate principal amount of Notes outstanding to $125 million.
The Notes were issued pursuant to an Indenture, dated as of July 29, 2005, among Auto, Parent, CSKAUTO.COM, Inc. (“.COM”) and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”). The Indenture is filed as Exhibit 4.1 to this Form 8-K, and the description of the terms of the Indenture in this Item 2.03 is qualified in its entirety by reference to such exhibit.
The Notes bear interest at a rate of 3.375% (or 3 3/8%) per year until August 15, 2010 and will bear interest at a rate of 3.125% per year thereafter. Interest on the Notes is payable semi-annually in arrears on August 15 and February 15 of each year, beginning on February 15, 2006. The Notes mature on August 15, 2025, unless earlier exchanged, redeemed or repurchased, and are subject to the terms and conditions set forth in the Indenture.
The Notes are exchangeable into cash and shares, if any, of Parent’s common stock, prior to stated maturity, under the following circumstances: (1) during any fiscal quarter (and only during such fiscal quarter) commencing after July 31, 2005, if the last reported sale price of Parent’s common stock is greater than or equal to 130% of the exchange price for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter; (2) if Auto calls the Notes for redemption; or (3) upon the occurrence of certain corporate transactions described in the Indenture. The exchange rate will initially be 43.3125 shares of Parent’s common stock per $1,000 principal amount of Notes, which is equivalent to an exchange price of approximately $23.09 per share of Parent’s common stock, subject to adjustment upon the occurrence of specified events. Upon exchange, Auto will deliver cash equal to the lesser of the aggregate principal amount of Notes to be exchanged and its total exchange obligation, and in the event its total exchange obligation exceeds the aggregate principal amount of Notes to be exchanged, shares of Parent’s common stock in respect of that excess.
Auto may redeem some or all of the Notes for cash, at any time and from time to time, on or after August 15, 2010 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date. Holders may require Auto to repurchase some or all of the Notes for cash at a repurchase price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding the repurchase date on August 15, 2010, August 15, 2015, and August 15, 2020, or following a fundamental changes as described in the Indenture.
The Notes are Auto’s direct, unsecured and senior obligations and rank equal in priority with all of Auto’s existing and future unsecured and senior indebtedness and senior in right of payment to all of Auto’s existing and future subordinated indebtedness. The Notes are guaranteed by Parent and by all of Auto’s present and future domestic subsidiaries, jointly and severally, on a senior basis. Payment of principal and interest on the Notes will be structurally subordinated to the liabilities of any of Auto’s future non-guarantor subsidiaries.
Holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated July 29, 2005, among Auto, Parent, .COM and the initial purchasers listed therein (the “Registration Rights Agreement”). The Registration Rights Agreement is filed as Exhibit 10.1 to this Form 8-K and the description of the terms of the Registration Rights Agreement in this Item 2.03 is qualified in its entirety by reference to such exhibit. Under the Registration Rights Agreement, Auto has agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and the shares of Parent’s common stock issuable upon exchange thereof pursuant to Rule 415 under the Securities Act no later than the 90th day after the date of the issuance of the Notes and thereafter use its reasonable best efforts to cause the shelf registration statement to be declared effective under the Securities Act no later than 180 days after the date of the issuance of the Notes and keep the shelf registration statement effective as specified in the Registration Rights Agreement. If Auto fails to satisfy certain of its obligations under the Registration Rights Agreement, it will be required to pay additional interest on the Notes at a rate equal to 0.25% per annum of the outstanding principal amount thereof for the first 90 days after the occurrence of the event of default and 0.50% per annum of the outstanding principal amount thereof after the first 90 days. In no event shall such additional interest accrue at a rate exceeding 0.50% per annum.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure relating to the issuance of the Additional Notes required by this item is included in Item 2.03 and is incorporated herein by reference.
In connection with the issuance of the Additional Notes, on August 10, 2005, Auto amended the exchangeable note hedge transaction with respect to Parent’s common stock (the “Purchased Call Options”) with JPMorgan Chase Bank, N.A. (the “Dealer”), an affiliate of J.P. Morgan Securities Inc., an initial purchaser of the Notes. The amendment increased the number of options purchased by Auto from the Dealer by an additional 15,000, to a total of 125,000 options. Parent concurrently amended the warrant transaction whereby it sold to the Dealer warrants to acquire, subject to customary anti-dilution adjustments, shares of Parent’s common stock (the “Sold Warrants”). The amendment added 649,688 warrants, for a total of 5,414,063 warrants, and increased the premium payable by the Dealer to Parent by $1,970,000 for the additional warrants. The amendment also changed the strike price for both the previously issued and the additional warrants to $26.29 per share (the “Strike Price”). The warrants were issued to the Dealer pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act.
In connection with the Purchased Call Options and the Sold Warrants, on August 10, 2005, Auto, Parent and the Dealer entered into amendments to the International Swaps and Derivatives Association, Inc. (“ISDA”) confirmation letters to the 2002 ISDA Master Agreement (collectively, the “Confirmations,” and the amendments thereto, the “Confirmation Amendments”). The Confirmations and the Confirmation Amendments are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K, and the description of the terms of the Confirmations and the Confirmation Amendments in this Item 3.02 is qualified in its entirety by reference to such exhibits.
The warrants become exercisable ratably over a sixty business day period commencing on July 2, 2010, subject to the terms of the Confirmation. Each warrant is exercisable only on its expiration date, at which time it is deemed automatically exercised under the terms of the Confirmation. The warrants provide for net share settlement upon exercise such that each warrant is exercisable for the number of shares of Parent’s common stock as determined on the exercise date equal to a fraction the numerator of which is, if positive, the difference between the closing sale price per share of Parent’s common stock quoted on the New York Stock Exchange (the “Settlement Price”) less the Strike Price, and the denominator of which is the Settlement Price. If the Settlement Price on the exercise date is less than the Strike Price, no shares of Parent’s common stock are issuable upon exchange of the warrant. As a result of the Confirmation Amendments, the potential economic dilution resulting from the exchange of the Notes is intended to be eliminated until the price of Parent’s common stock exceeds $26.29 per share, subject to adjustment.
Item 8.01. Other Events.
On August 10, 2005, Parent issued a press release announcing the consummation of Auto’s refinancing transactions. A copy of the press release is attached hereto as Exhibit 99.5 and is incorporated herein by reference.
The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the exchangeable senior notes. The notes to be offered and the common stock issuable upon exchange of the notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and The Bank of New York Trust Company, N.A., as trustee (including form of Note) (incorporated by reference to Exhibit 4.1 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit No.	Description

Exhibit 10.1	Registration Rights Agreement, dated July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and the initial purchasers listed therein (incorporated by reference to Exhibit 10.3 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit 99.1	International Swaps and Derivatives Association, Inc. (“ISDA”) Confirmation, dated July 29, 2005, between JPMorgan Chase Bank, National Association and CSK Auto Corporation (incorporated by reference to Exhibit 99.1 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit 99.2	ISDA Confirmation, dated July 29, 2005, among JPMorgan Chase Bank, National Association, CSK Auto, Inc. and CSK Auto Corporation (incorporated by reference to Exhibit 99.2 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit 99.3	Amendment to ISDA Confirmation, dated August 10, 2005, between JPMorgan Chase Bank, National Association and CSK Auto Corporation.

Exhibit 99.4	Amendment to ISDA Confirmation, dated August 10, 2005, among JPMorgan Chase Bank, National Association, CSK Auto, Inc. and CSK Auto Corporation.

Exhibit 99.5	Press release of CSK Auto Corporation, dated August 10, 2005.
Forward Looking Statements
Portions of this filing may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation
By:	/s/ RANDI V. MORRISON
Randi V. Morrison
Vice President, General Counsel and Secretary

DATED: August 10, 2005

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and The Bank of New York Trust Company, N.A., as trustee (including form of Note) (incorporated by reference to Exhibit 4.1 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit 10.1	Registration Rights Agreement, dated July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and the initial purchasers listed therein (incorporated by reference to Exhibit 10.3 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit 99.1	International Swaps and Derivatives Association, Inc. (“ISDA”) Confirmation, dated July 29, 2005, between JPMorgan Chase Bank, National Association and CSK Auto Corporation (incorporated by reference to Exhibit 99.1 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit 99.2	ISDA Confirmation, dated July 29, 2005, among JPMorgan Chase Bank, National Association, CSK Auto, Inc. and CSK Auto Corporation (incorporated by reference to Exhibit 99.2 to CSK Auto Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 29, 2005).

Exhibit 99.3	Amendment to ISDA Confirmation, dated August 10, 2005, between JPMorgan Chase Bank, National Association and CSK Auto Corporation.

Exhibit 99.4	Amendment to ISDA Confirmation, dated August 10, 2005, among JPMorgan Chase Bank, National Association, CSK Auto, Inc. and CSK Auto Corporation.

Exhibit 99.5	Press release of CSK Auto Corporation, dated August 10, 2005.